Schwab Funds

Schedule A

To

Transfer Agency and Service Agreement

Dated: December 1, 2017

Name of Trust	State of Organization

The Charles Schwab Family of Funds	MA

Schwab Advisor Cash Reserves
Schwab AMT Tax-Free Money Fund
Schwab California Municipal Money Fund
Schwab Cash Reserves
Schwab Government Money Fund
Schwab Investor Money Fund
Schwab MA Municipal Money Fund
Schwab Money Market Fund
Schwab Municipal Money Fund
Schwab NJ Municipal Money Fund
Schwab NY Municipal Money Fund
Schwab Pennsylvania Municipal Money Fund
Schwab Retirement Advantage Money Fund
Schwab Retirement Government Money Fund
Schwab Treasury Obligations Money Fund
Schwab U.S. Treasury Money Fund
Schwab Value Advantage Money Fund
Schwab Variable Share Price Money Fund

Schwab Investments	MA

Schwab 1000 Index Fund
Schwab California Tax-Free Bond Fund
Schwab Global Real Estate Fund
Schwab GNMA Fund
Schwab Intermediate-Term Bond Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund

Schwab Capital Trust	MA

Laudus International MarketMasters Fund
Laudus Small-Cap MarketMasters Fund
Schwab Balanced Fund
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Financial Services Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund

Schwab Funds

Schedule A

To

Transfer Agency and Service Agreement

Dated: December 1, 2017

Schwab Capital Trust (cont.)	MA

Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Health Care Fund
Schwab Hedged Equity Fund
Schwab International Core Equity Fund
Schwab International Index Fund
Schwab Large-Cap Growth Fund
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab MarketTrack Growth Portfolio
Schwab Monthly Income Fund - Enhanced Payout
Schwab Monthly Income Fund - Maximum Payout
Schwab Monthly Income Fund - Moderate Payout
Schwab S&P 500 Index Fund
Schwab Small-Cap Equity Fund
Schwab Small-Cap Index Fund
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab Target 2060 Fund
Schwab Target 2010 Index Fund
Schwab Target 2015 Index Fund
Schwab Target 2020 Index Fund
Schwab Target 2025 Index Fund
Schwab Target 2030 Index Fund
Schwab Target 2035 Index Fund
Schwab Target 2040 Index Fund
Schwab Target 2045 Index Fund
Schwab Target 2050 Index Fund
Schwab Target 2055 Index Fund
Schwab Target 2060 Index Fund
Schwab Total Stock Market Index Fund

Schwab Funds

Schedule A

To

Transfer Agency and Service Agreement

Dated: December 1, 2017

Schwab Capital Trust (cont.)	MA

Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund

Schwab Annuity Portfolios	MA

Schwab Government Money Market Portfolio
Schwab MarketTrack Growth Portfolio II
Schwab S&P 500 Index Portfolio
Schwab VIT Balanced Portfolio
Schwab VIT Balanced with Growth Portfolio
Schwab VIT Growth Portfolio

CHARLES SCHWAB FAMILY OF FUNDS	SCHWAB INVESTMENTS

By: /s/ Mark Fischer	By: /s/ Mark Fischer

Name: Mark Fischer	Name: Mark Fischer

Title: CFO Schwab & Laudus Funds and Schwab ETFs	Title: CFO Schwab & Laudus Funds and Schwab ETFs

SCHWAB CAPITAL TRUST	SCHWAB ANNUITY PORTFOLIOS

By: /s/ Mark Fischer	By: /s/ Mark Fischer

Name: Mark Fischer	Name: Mark Fischer

Title: CFO Schwab & Laudus Funds and Schwab ETFs	Title: CFO Schwab & Laudus Funds and Schwab ETFs

BOSTON FINANCIAL DATA SERVICES, INC.

By: /s/ Michael McNeill

Name: Michael McNeill

Title: Managing Director

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